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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2001
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): APRIL 24, 2001




                              DIGIMARC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



            000-28317                                   94-3342784
     (Commission file Number)               (I.R.S. Employer Identification No.)



             19801 S.W. 72ND AVENUE, STE 100, TUALATIN, OREGON 97062
                    (Address of Principal Executive Offices)

                            TELEPHONE: (503) 885-9699
              (Registrant's Telephone Number, Including Area Code)


                                 With a copy to:
                              Gavin B. Grover, Esq.
                             Morrison & Foerster LLP
                                425 Market Street
                             San Francisco, CA 94105


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ITEM 5. OTHER EVENTS.

     On April 24, 2001, the Registrant issued a press release announcing the expansion of its senior management to include the appointment of a new President and Chief Operating Officer, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     On April 24, 2001, the Registrant prepared a Supplement to the Proxy Statement dated April 7, 2001 sent to its stockholders in connection with the 2001 Annual Meeting of Stockholders for mailing to its stockholders of record as of March 16, 2001, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS

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

99.1  Press Release issued by the Registrant dated April 24, 2001

99.2  Supplement to Proxy Statement dated April 7, 2001

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Date:  April 24, 2001

                              DIGIMARC CORPORATION


                              By: /s/ E.K. Ranjit
                                  -------------------------------
                                  E.K. Ranjit
                                  Chief Financial Officer